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                                                                   Exhibit 10.7

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

                      LOCK UP, VOTING AND CONSENT AGREEMENT

         This Lock Up, Voting and Consent Agreement (this "AGREEMENT"), dated as of May 24, 2002, is entered into and made by and among Dade Behring Holdings, Inc., a Delaware corporation ("HOLDINGS"), Dade Behring Inc., a Delaware corporation, ("DBI"), Dade MicroScan Inc., a Delaware corporation ("MICROSCAN"), Dade Finance, Inc., a Delaware corporation (`FINANCE"), Syva Diagnostics Holding Co., a Delaware corporation ("SYVA HOLDINGS"), Syva Company, a Delaware corporation ("SYVA"), Syva Childcare Inc., a Delaware corporation ("CHILDCARE") and Chimera Research and Chemical, Inc., a Florida corporation ("CHIMERA", and together with Holdings, DBI, MicroScan, Finance, Syva Holdings, Syva and Childcare, collectively, the "DEBTOR" or the "COMPANY"), each of the undersigned holders (each, a "CONSENTING HOLDER" and, collectively, the "CONSENTING HOLDERS") of the Existing Senior Debt, the Old Notes and the Existing Common Stock (each as defined below). All capitalized terms not otherwise defined herein have the meanings given to such terms in the Term Sheet (as defined below).

         WHEREAS, DBI is a borrower under that certain Credit Agreement, dated as of June 29, 1999 (as amended, supplemented or otherwise modified from time to time, the "EXISTING SENIOR CREDIT AGREEMENT") by and among DBI, Dade Behring Holdings GmbH, various lending institutions and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). As of March 31, 2002, an aggregate principal amount of approximately $1,113,000,000 was outstanding (including B Revolving Loans (as defined in the Existing Senior Credit Agreement) to Dade Behring Holdings GmbH)) (the "EXISTING SENIOR DEBT");

         WHEREAS, DBI has issued 11 1/8 % Subordinated Notes Due 2006, Series B with an aggregate original principal balance of $350,000,000 and accrued interest and fees as of March 1, 2002, of approximately $51,000,000 (the "OLD NOTES") pursuant to an indenture, dated as of May 7, 1996, (the "INDENTURE") by and between DBI and HSBC USA, as trustee (the "OLD NOTES TRUSTEE");

         WHEREAS, Holdings has issued and has outstanding 48,382,243.72 shares, on a fully diluted basis, including all vested options and warrants of common stock and Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Randolph Street Partners (collectively, the "BAIN ENTITIES"), GS Capital Partners L.P., Bridge Street Fund 1994, L.P., Stone Street Fund 1994, L.P. (collectively, together with GS Dade LLC, the "Goldman Entities"), and Hoechst AG hold in the aggregate not less than 82.9% (on a fully diluted basis) of such common stock (the "EXISTING COMMON STOCK") (the Bain Entities, the Goldman Entities (other than GS Dade LLC) and Hoechst AG, are collectively referred to, for purposes of this Agreement solely in their capacity as holders of Existing Common Stock, as the "EQUITYHOLDERS");

         WHEREAS, the Bain Entities, the Goldman Entities and Hoechst AG own $18,736,186, $9,269,000 and $39,645,000 in aggregate principal amount, respectively, of Old Notes (collectively, for purposes of this Agreement solely in their capacity as holders of Old Notes, the "INSIDER NOTEHOLDERS").

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         WHEREAS, Debtor and the Consenting Holders have engaged in good faith negotiations with the objective of reaching an agreement with regard to restructuring of the Existing Senior Debt and Old Notes and the treatment of all equity interests of the Debtor, including the Existing Common Stock;

         WHEREAS, Debtor and each of the Consenting Holders now desire to implement a financial restructuring (the "FINANCIAL RESTRUCTURING") consistent in all material respects with this Agreement and the term sheet attached hereto as EXHIBIT A (the "TERM SHEET"), and in order to implement the Financial Restructuring, Debtor intends to prepare and file a disclosure statement (the "DISCLOSURE STATEMENT") and plan of reorganization reasonably acceptable to the Administrative Agent, the ad hoc committee of holders of Old Notes, and holders of Existing Common Stock and otherwise consistent in all material respects with the terms set forth in this Agreement and the Term Sheet (the "PLAN") implementing the terms of the Financial Restructuring pursuant to a prepackaged case (the "CHAPTER 11 CASE") to be filed under the United States Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ. (the "BANKRUPTCY CODE"), and Debtor intends to use its best efforts to have the solicitation of votes pursuant to the Disclosure Statement approved under Section 1126(b)(2) of the Bankruptcy Code and such Plan confirmed by the United States Bankruptcy Court for the Northern District of Illinois (the "BANKRUPTCY COURT") in the Chapter 11 Case as expeditiously as possible under the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure (the "BANKRUPTCY RULES")1;

         WHEREAS, each Consenting Holder holds or is the legal or beneficial owner of the aggregate principal amount of Existing Senior Debt, Old Notes and/or Existing Common Stock (for each such party, the "RELEVANT CLAIM") or has investment authority and the right or authority to vote ("VOTING CONTROL") in the solicitation of acceptances to the Plan and the Financial Restructuring all as set forth in the Term Sheet, in each case as set forth below each such Consenting Holder's signature attached hereto;

         WHEREAS, each Consenting Holder has reviewed, or has had the opportunity to review, with the assistance of professional financial and legal advisors of its choosing, the Term Sheet; and

         WHEREAS, each Consenting Holder desires to support and (except for Consenting Holders of Existing Common Stock, who, in such capacity, will be deemed to reject the Plan pursuant to Section 1126(g) of the Bankruptcy Code) vote for confirmation of the Plan, and Debtor desire to obtain the commitment of the Consenting Holders to support and vote for the Plan, in each case subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and

--------------------------
1 If all of the holders of Existing Senior Debt execute this Agreement, Holdings may elect, at its option, to file a Chapter 11 Case that does not include all of its U.S. subsidiaries (the "NON-FILING SUBSIDIARIES").


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sufficiency of which are hereby acknowledged, Debtor and each of the Consenting
Holders agree as follows:

         Section 1. REPRESENTATIONS OF CONSENTING HOLDER; ACKNOWLEDGMENT. (a) Each Consenting Holder hereby severally (but not jointly) represents and warrants to the Company as follows:

                  (1) As of the date hereof, Consenting Holder (a) is the legal or beneficial owner of, or has Voting Control over, Existing Senior Debt and/or Old Notes in the aggregate principal amount set forth below such Consenting Holder's name on the signature pages hereof; if applicable, the registered holder and custodial party for the Existing Senior Debt and/or Old Notes are as set forth on the signature pages hereof; and, subject, in the case of the Goldman Entities and the Bain Entities to SECTION 1(b) below, legally or beneficially owns, or has Voting Control over, no other Existing Senior Debt and/or Old Notes, or (b) in the case of a Consenting Holder of Existing Common Stock, has legal and/or beneficial ownership of, or has Voting Control of the number of shares of Existing Common Stock as set forth on the signature pages hereof and holds no legal and/or beneficial ownership in, or Voting Control with respect to, any other shares of Common Stock or other equity interests in the Company or any of its subsidiaries.

                  (2) As of the date hereof, all Existing Senior Debt, Old Notes and/or Existing Common Stock (as the case may be), legally or beneficially owned by the applicable Consenting Holder, is so owned free and clear of all claims, charges, leases, covenants, easements, encumbrances, pledges, security interests, liens, options, pledges, rights of others, mortgages, transfer, disposition, or otherwise), whether imposed by agreement, understanding, law, equity, or otherwise, except for (a) any restrictions on, transfer generally arising under any applicable federal or state securities law, or other defects in title, and has not been pledged or assigned to any person and (b) participations that may have been granted in Existing Senior Debt, it being understood that any Consenting Holder that has granted any participation in the Existing Senior Debt has or will obtain Voting Control in respect to such participations; and

                  (3) Each Consenting Holder has received and reviewed this Agreement, the Term Sheet and all exhibits to the Term Sheet and has received all such information as it deems necessary and appropriate to enable it to evaluate the financial risk inherent in the Financial Restructuring pursuant to the terms of the Plan.


         (b) Each Consenting Holder acknowledges that affiliates of the Goldman Entities and the Bain Entities may legally or beneficially own Existing Senior Debt and agree that the terms of this Agreement shall not bind such affiliates or extend to such Existing Senior Debt unless such affiliates have executed this Agreement in respect of such Existing Senior Debt.

         Section 2. SUPPORT OF THE PLAN.


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                  (1) Subject to the terms and conditions contained herein, each
Consenting Holder severally agrees that so long as it is the legal owner, beneficial owner and/or the holder of Voting Control of all or any portion of the Relevant Claim, (i) from and after the date hereof through the date of termination of the obligations under this Agreement pursuant to SECTION 9 hereof it will not, directly or indirectly, agree to, consent to, provide any support to, participate in the formulation of, or vote for any plan of reorganization or liquidation, other than the Plan; PROVIDED that the terms of all the Reorganization Documents (as defined below) are customary, incorporate the terms and conditions set forth in, and are otherwise consistent in all material respects with, the Term Sheet; (ii) (other than in respect of any Existing
Senior Debt and Existing Common Stock) it will at the request of the Debtor execute and deliver a customary letter, in form and substance reasonably satisfactory to the Company and such Consenting Holder, from the Consenting Holder (or an ad hoc committee of Consenting Holders) for distribution to the holders of any impaired claims against or interests in the Company, stating that such Consenting Holder supports and has committed to vote to approve the Plan; and (iii) agree to permit disclosure in the Disclosure Statement and any filings by the Company with the Securities and Exchange Commission of the contents of this Agreement, including, but not limited to, the commitments given in clause
(i) of this SECTION 2(1) and the aggregate Relevant Claims held by all Consenting Holders; PROVIDED that the Company shall not disclose the amount of the Relevant Claim of any individual Consenting Holder, except as otherwise required by applicable securities law.

                  (2) Subject to the terms and conditions contained herein, each Consenting Holder further severally agrees that so long as it is a holder of a Relevant Claim, it shall not object to or otherwise commence any proceeding to oppose, or object to, confirmation of the Plan, approval of the Disclosure Statement or any other document filed in connection with the confirmation of the Plan (hereinafter, such documents together with the Plan and Disclosure Statement, each a "REORGANIZATION DOCUMENT"), and shall not take any action which is inconsistent with, or that would delay approval or confirmation (as the case may be) of any of the Disclosure Statement, the Plan or any other Reorganization Document; PROVIDED that the terms of the Plan, the Disclosure Statement and all other Reorganization Documents are customary, incorporate the terms and conditions set forth in, and are otherwise consistent in all material respects with, the Term Sheet.

                  (3) Subject to the terms and conditions contained herein, and without limiting the generality of the foregoing, no Consenting Holder may directly or indirectly seek, solicit, support or encourage any other plan, transaction, sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger or restructuring of the Company or any of its subsidiaries other than as contemplated by the Term Sheet or any other Reorganization Document.

         Section 3. VOTING. Each Consenting Holder agrees for itself that it shall timely vote its Relevant Claim and any other claims or interests that it holds (and not revoke or withdraw such vote) to accept the Plan; PROVIDED that the terms of the Plan, the Disclosure Statement and each other Reorganization Document are customary, incorporate the terms and conditions set forth in, and are otherwise consistent in all material respects with the terms described in the Term Sheet.


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         Section 4. FORBEARANCE. So long as this Agreement shall remain in effect and subject to the continued satisfaction of all material terms and conditions of the Term Sheet, each Consenting Holder hereby severally agrees to forebear (and where necessary cause the forbearance, including by giving all necessary instructions to the Old Notes Trustee and/or Administrative Agent in accordance with the Indenture and/or Existing Senior Credit Agreement) during the period commencing on the date hereof and ending on the earliest to occur of:
(a) the Effective Date (as defined in the Term Sheet) (it being understood that such forbearance applies to any defaults caused solely by the commencement of the Chapter 11 Case filed to implement the Financial Restructuring); (b) the date on which the obligations of the Consenting Holders hereunder are terminated pursuant to SECTION 9 hereof; or (c) the date on which any action against the Debtor, any Consenting Holder or any Equity Released Party (as defined in the Term Sheet) in respect of any Equityholder Released Claim (as defined in the Term Sheet) is commenced in any court:

                  (1) in the case of any Old Notes comprising all or part of the Relevant Claim of such Consenting Holder, from (x) exercising any rights or remedies it may have under the Indenture and all related documents, applicable law, or otherwise, (including, without limitation, the filing of an involuntary petition against the Company), with respect to any existing default as of the date hereof and including, without limitation, any default that has arisen or event of default that may arise from the Company's failure to pay interest on the principal amount of the Old Notes that was due and payable on May 1, 2002 under the Indenture and all related documents; and (y) commencing any action in any court against the Debtor, any Equity Released Party or any Consenting Holder in respect of any Equity Released Claim (as defined in the Term Sheet); and

                  (2) in the case of any Existing Senior Debt comprising all or part of the Relevant Claim of such Consenting Holder, from (a) exercising any rights and remedies it may have under the Existing Senior Credit Agreement and all related documents, applicable law and otherwise against the Debtor or the Non-Filing Subsidiaries with respect to any existing Default or Event of Default (each as defined in the Existing Senior Credit Agreement) as of the date of hereof, and after the date hereof (x)(i) any Default or Event of Default arising under Section 9.03(a) of the Existing Senior Credit Agreement as a result of Holdings failure to comply with Section 8.10 or 8.11 of the Existing Senior Credit Agreement, (ii) any Default or Event of Default arising under Section 9.03(b) of the Existing Senior Credit Agreement as a result of Holdings failure to deliver the certification by independent certified public accountants described in Section 7.01(c) of the Existing Senior Credit Agreement with respect to the annual financial statements of Holdings' and its subsidiaries for the years ending December 31, 2000 and December 31, 2001 and (iii) any Default or Event of Default arising under Section 9.04 of the Existing Senior Credit Agreement as a result of the failure of DBI (I) to pay interest on the Old Notes or (II) to file with the SEC and the Notes Trustee, pursuant to Section 4.08 of the Indenture, annual reports on Form 10K for the years ending December 31, 2000 and December 31, 2001 and quarterly reports on Form 10Q for the quarters ending March 31, 2001, June 30, 2001, September 30, 2001 and March 31, 2002 (it being understood that such forbearance under the Existing Senior Credit Agreement applies to any defaults (subject to the terms and conditions


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of the Fourth Amendment to the Existing Senior Credit Agreement (as defined below)) caused solely by the commencement of the Chapter 11 Case filed to implement the Financial Restructuring) and (b) commencing any action in any court against the Debtor, any Equity Released Party or any Consenting Holder in respect of any Equity Released Claim; and

                  (3) in the case of any B Revolving Loan comprising all or part of the Relevant Claim of such Consenting Holder, from exercising any rights and remedies it may have on account of the B Revolving Loans, subject to and in accordance with the terms of Fourth Amendment to and Waiver under the Existing Senior Credit Agreement dated as of the date hereof (the "FOURTH AMENDMENT").

         Section 5. RESTRICTIONS ON TRANSFER. Each of the Consenting Holders hereby severally agrees that, for so long as this Agreement shall remain in effect, it shall not sell, transfer or assign all or any of its Relevant Claims or any option thereon or any right, interest (voting or otherwise) therein, unless the transferee agrees in writing to be bound by all of the terms of this Agreement by executing counterpart signature pages to this Agreement (identifying the transferee and the portion of the Relevant Claim transferred to such transferee) and the transferor promptly provides the Company and other notice parties with a copy thereof, in which event the Company shall be deemed to have acknowledged that its obligations to the Consenting Holders hereunder shall be deemed to constitute obligations in favor of such transferee, and the Company shall confirm such acknowledgment in writing. Any sale, transfer or assignment of any Relevant Claim that does not comply with the foregoing shall be deemed void AB INITIO.

         Section 6. FURTHER ACQUISITION OF EXISTING SENIOR DEBT, OLD NOTES, EXISTING COMMON STOCK. This Agreement shall in no way be construed to preclude the Consenting Holders or any of their respective subsidiaries from acquiring additional Existing Senior Debt, Old Notes and/or equity interests (including any Existing Common Stock) in the Company. However, any such additional Existing Senior Debt, Old Notes or equity interest acquired by a Consenting Holder shall automatically be deemed to be Relevant Claims and to be subject to the terms of this Agreement. The Consenting Holder agrees that it shall not create any subsidiary or affiliate or cause any existing subsidiary or affiliate to create any subsidiary or affiliate for the sole purpose of acquiring any Existing Senior Debt, Old Notes or Existing Common Stock. Upon the request of the Company, each Consenting Holder shall provide an accurate current list of the Relevant Claims held by such Consenting Holder to the Company and other notice parties hereto.

         Section 7. COMPANY AGREEMENT. The Company hereby agrees to use its reasonable best efforts to have the Disclosure Statement approved by the Bankruptcy Court, and thereafter to use its reasonable best efforts to obtain an order of the Bankruptcy Court confirming the Plan, in each case as expeditiously as commercially reasonable under the Bankruptcy Code and Bankruptcy Rules, and incorporating the terms and conditions of this Agreement and the Term Sheet and otherwise consistent in all material respects with this Agreement and the Term Sheet (including with respect to the treatment of claims and interests and the form of distribution therein contemplated). Each of the Consenting Holders shall take all necessary corporate action to enable it to enter into this Agreement and to comply with all of its obligations hereunder.


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         Section 8. ACKNOWLEDGMENT. This Agreement is not and shall not be deemed to be a solicitation for consents to the Plan. The acceptance of those Consenting Holders entitled to vote on the Plan will not be solicited until the Consenting Holders have received the Disclosure Statement and related ballot in final form.
         Section 9. TERMINATION. Upon the effectiveness of this Agreement in accordance with paragraph 19, the obligations of the Consenting Holders hereunder shall remain effective and binding until such time as one or more Consenting Holders whose Relevant Claims in respect of the Existing Senior Debt, or Old Notes or Existing Common Stock, as the case may be, equal or exceed one third in amount of the total of the Relevant Claims in respect of the Existing Senior Debt, or Old Notes or Existing Common Stock, as the case may be, provide(s) written notice to Debtor of the termination of this Agreement, and upon the receipt of such notice by Debtor the obligations of the parties hereunder shall immediately and automatically terminate and shall be of no further force or effect, which notice may be given by any such Consenting Holder(s) (or the Administrative Agent acting upon the direction of any such Consenting Holder(s) of Existing Senior Debt) if, and only if, one or more of any of the following occurs:

                           (a) the Plan or any Restructuring Document is
modified to provide for treatment of such Consenting Holder(s) which is different in any material adverse respect (it being understood that any change in the form or amount of Plan distributions or in the terms of any releases or indemnities contemplated by the Term Sheet shall be deemed "adverse" and "material") to the treatment described in the Term Sheet;

                           (b) Debtor fails to commence the Chapter 11 Case on
or before August 1, 2002, or the Chapter 11 Case is commenced without the simultaneous filing of the Plan and Disclosure Statement;

                           (c) the Plan is either not confirmed within 90 days
from the date that Debtor commences the Chapter 11 Case or not consummated within 120 days from the date that Debtor commences the Chapter 11 Case;

                           (d) any term or condition of the Term Sheet that is
material to such Consenting Holder and is required therein to be satisfied prior to the commencement of the Chapter 11 Case shall not have been satisfied (or waived);

                           (e) The Chapter 11 Case of the Debtor is converted to
a case under Chapter 7 of the Bankruptcy Code or a trustee is appointed for the Debtor under any Chapter of the Bankruptcy Code;

                           (f) Any written representation or warranty made by
the Company or its agents or representatives to the Consenting Holders in this Agreement or the Term Sheet (including without limitation representations relating to the Company's financial performance) is false or misleading in any material respect when made;


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                           (g) The Debtor shall publicly announce its intention
not to pursue the Financial Restructuring in accordance with the Term Sheet or proposes a transaction or chapter 11 plan that is not the Plan in any material respect; and

                           (h) The Tolling Agreement dated as of the date hereof
(as the same may be hereafter amended, modified, supplemented, replaced or superceded, the "TOLLING AGREEMENT") by and among, INTER ALIA, Holdings, DBI, Deutsche Bank Trust Company Americas as Collateral Agent for the holders of Existing Senior Debt, certain holders of Existing Senior Debt that are or may become a party to the Tolling Agreement, certain holders of Old Notes party to the Tolling Agreement, and certain holders of Existing Common Stock party to the Tolling Agreement, shall terminate or as to a termination thereunder that requires the giving of notice, such notice shall have been given, in each case in accordance with its terms.

         No party shall have any liability to the other or any other person as a result of the termination of such party's obligations hereunder in accordance with this paragraph 9.

         Section 10. RELEASE OF HOLDERS OF EXISTING COMMON STOCK. Subject to the condition that the Plan is consummated, in addition to, and in no way limiting the releases in the Plan, each of the Consenting Holders party hereto is hereby irrevocably deemed to have released, without any further action as of the Effective Date, each of the Equity Released Parties from the Equityholder Released Claims (each as defined in the Term Sheet). Subject to and effective as of the consummation of the Plan, the releases by the Consenting Holders of the Equityholder Released Claims with respect to the Equity Released Parties shall be valid and fully enforceable, and shall be binding upon each Consenting Holder, as a matter of contract and irrespective of whether a Reorganization Document, the order confirming the Plan (or any other order pertaining to any Reorganization Document, or any order entered as a result of any appeal or motion for reconsideration) modifies or eliminates all or any provisions of the Plan releasing the Equityholder Released Claims with respect to the Equity Released Parties.

         Section 11. RELEASE OF NON-FILING SUBSIDIARIES. Subject to (i) the receipt by the Debtor of signatures to this Agreement from Consenting Holders who in the aggregate hold 100% of the Existing Senior Debt, (ii) this Agreement not having been terminated in accordance with Section 9 hereof, and (iii) the consummation of the Plan, each of the Consenting Holders party hereto who hold Existing Senior Debt is irrevocably deemed to (A) have released as of the Effective Date, without any further action, each of the Non-Filing Subsidiaries (if any) from their respective Obligations (as such term is defined in the Existing Senior Credit Agreement) and (B) have directed the Collateral Agent (as such term is defined in the Existing Senior Credit Agreement) to take such steps and execute such releases and discharges, in accordance with the terms of the Credit Documents (as such term is defined in the Existing Senior Credit Agreement), as are reasonably necessary to effect the release set forth in (A) above.

         Section 12. GOOD FAITH NEGOTIATION OF DOCUMENTS. Each party hereby further covenants and agrees to negotiate the documentation implementing the Plan (including the Reorganization Documents) and any definitive documents relating thereto (including, but not


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limited to, the New Notes and New Common Stock), in good faith and, in any event, in all material respects consistent with the Term Sheet.

         Section 13. REPRESENTATIONS AND WARRANTIES. Each of the Consenting Holders and Debtors severally (but not jointly) represent and warrant to each other that the following statements are true, correct and complete as of the date hereof:

                  (1) POWER AND AUTHORITY. It has all requisite corporate, partnership, or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and to perform its obligations hereunder.

                  (2) DUE ORGANIZATION. It is duly organized, validly existing and in good standing under the laws of its state of organization and it has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                  (3) AUTHORIZATION. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action on its part.

                  (4) NO CONFLICTS. The execution, delivery and performance of this Agreement does not and shall not: (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries, (ii) violate its certificate of incorporation, bylaws or other organizational documents or those of any of its subsidiaries; or (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party.

                  (5) GOVERNMENTAL CONSENTS. The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than the approval of the Bankruptcy Court in the case of Debtor).

                  (6) BINDING OBLIGATION. Subject to the provision of Sections 1125 and 1126 of the Bankruptcy Code, this Agreement is a legally valid and binding obligation of such party, enforceable against such party in accordance with its terms.

         Section 14. FEES AND EXPENSES. The Company shall pay the reasonable fees and expenses of the financial and legal advisors for each of the informal committees formed by certain holders of Existing Senior Debt, and Old Notes respectively, in accordance with the Term Sheet.

         Section 15. COMPLETE AGREEMENT, MODIFICATION OF AGREEMENT. This Agreement and the other agreements referenced herein constitute the complete agreement between the parties with respect to the subject matter hereof. No modification or amendment of the terms of this Agreement shall be valid unless such modification or amendment is in writing and has been signed by the Debtors and the other signatories hereto (and their permitted successors and


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assigns) that hold not less than two-thirds in amount of each of (i) all
Existing Senior Debt (ii) all Old Notes and (iii) all Existing Common Stock. Notwithstanding the foregoing, no modification or amendment of the Agreement shall be binding on any Consenting Holder that has not executed such modification or amendment.

         Section 16. SPECIFIC PERFORMANCE. It is understood and agreed by the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to the sole and exclusive remedy of specific performance and injunctive or other equitable relief, including attorneys fees and costs, as a remedy of any such breach, and each party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.

         Section 17. ASSIGNMENT. Except as set forth in SECTION 5, no rights or obligations of any party under this Agreement may be assigned or transferred to any other person or entity.

         Section 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. By its execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the U.S. District Court for the Southern District of New York. By execution and delivery of this Agreement, each of the Parties hereto hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing consent to jurisdiction, upon the commencement of the Chapter 11 Case, each of the Parties hereto hereby severally agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.

         Section 19. EFFECTIVENESS OF THE AGREEMENT. This Agreement shall become effective when the Debtors have received counterparts hereof duly executed and delivered by the Debtors and the holders of (1) the Existing Common Stock, (2) at least two-thirds in principal amount of the Existing Senior Debt and (3) at least two-thirds in principal amount of all outstanding Old Notes; PROVIDED that Debtors together with the written consent of each of the Administrative Agent, the ad hoc committee of Holders of Old Notes through its counsel, and the holders of Existing Common Stock that are signatories hereto shall have the right to waive such conditions to the effectiveness of this Agreement, in whole or in part.

         Section 20. INDEPENDENT DUE DILIGENCE AND DECISION-MAKING. Each of the Consenting Holders hereby confirms that its decision to execute this Agreement has been based upon its independent investigation of the operations, businesses, financial and other conditions and prospects of Debtor. To the extent any materials or information have been furnished to it by Debtor, the undersigned hereby acknowledges that they have been provided for informational purposes only, without any representation or warranty.

         Section 21. RESERVATION OF RIGHTS. This Agreement and the Term Sheet are part of a proposed settlement of a dispute among the parties hereto. Except as expressly provided in this Agreement and the Term Sheet: (a) nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of the Company and each Consenting Holder to protect and preserve its rights, remedies and interests, including without limitation, its claims against the other; and (b) nothing contained herein effects a modification of the rights of the Company or the Consenting Holders, unless and until the Plan is confirmed and the Financial Restructuring becomes effective. If the transactions contemplated herein are not consummated, or if this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

         Section 22. HEADINGS. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

         Section 23. PRIOR NEGOTIATIONS. This Agreement, the Term Sheet and the Reorganization Documents supersede all prior negotiations, and documents reflecting such prior negotiations among the parties hereto with respect to the subject matter hereof.

         Section 24. REPRESENTATION BY COUNSEL. Each party hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any party hereto with a defense to the enforcement of the terms of this Agreement against such party based upon lack of legal counsel shall have no application and is expressly waived.

         Section 25. SEVERAL, NOT JOINT, OBLIGATIONS. The agreements, representations and obligations of the Consenting Holders under this Agreement and the Term Sheet are, in all respects, several and not joint.

         Section 26. AGREEMENT. Delivery of an executed counterpart of the signature pages to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         Section 27. CONSIDERATION. It is hereby acknowledged by the Company and each of the Consenting Holders that no consideration shall be due or paid to the Consenting Holders for their agreement to vote to accept the Plan subject to and in accordance with the terms and conditions of this Agreement, other than the provisions hereof and Company's agreement to use its best efforts to obtain approval of the Disclosure Statement and to confirm the Plan in accordance with the terms and conditions of this Agreement.

         Section 28. NO THIRD PARTY BENEFICIARIES. This Agreement shall be solely for the benefit of the parties hereto and, solely with respect to Section 4 and Section 10 hereof, the Equity Released Parties, including their permitted assigns, and no other person or entity shall be a third party beneficiary hereof. Nothing in this Agreement, express or implied, shall give to any party or entity other than the parties any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 29. SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

         Section 30. NOTICES. (1) All notices hereunder to be served to the Company shall be deemed given if in writing and delivered or sent by telecopy, courier or by registered or certified mail (return receipt requested) to the following addresses or telecopier numbers (or at such other addresses or telecopier numbers as shall be specified by like notice:

                  Dade Behring Holdings, Inc.
                  1717 Deerfield Rd.
                  P.O. Box 778
                  Deerfield, IL  60015-0778
                  Attn: Louise Pearson, Esq.
                  General Counsel
                  Fax: (847) 267-5376

         with copies to:

                  Kirkland & Ellis
                  200 E. Randolph Drive
                  Chicago, Illinois 60601
                  Attn:    James H.M. Sprayregen, P.C.
                           Marc Kieselstein, Esq.
                           Fax: (312) 861-2200

         (2) All notices hereunder to be served to a Consenting Holder shall be deemed given if in writing and delivered or sent by telecopy, courier or by registered or certified mail to the address for such Consenting Holder set forth above its signature hereto (or at such other addresses or telecopier numbers as shall be specified by like notice.


         (3) All notices to any party hereunder shall also be copied to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, NY 10017
                  Attn:    Peter V. Pantaleo, Esq.
                           Fax: (212) 455-2502

                  Hennigan, Bennett & Dorman
                  601 South Figueroa Street
                  Suite 3300
                  Los Angeles, CA  90017
                  Attn:    Bennett J. Murphy, Esq.
                           Fax: (213) 694-1234

                  Ropes & Gray
                  One International Place
                  Boston, MA 02110
                  Attn:    William F. McCarthy, Esq.
                           Fax: (617) 951-7050

                  Baker Botts L.L.P.
                  The Warner Building
                  1299 Pennsylvania Avenue NW
                  Washington, D.C.  20004
                  Attn:    Theodore C. Jonas, Esq.
                  Fax: (202) 585-1081

                  Fried Frank Harris Shriver & Jacobson
                  One New York Plaza
                  New York, NY 10004
                  Attn: Robert Schwenkel, Esq.
                  Fax: (212) 859-4000


         Section 31. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall, collectively and separately, constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DADE BEHRING HOLDINGS, INC.                DADE BEHRING INC.


By:       /s/ Louise S. Pearson            By:       /s/ Louise S. Pearson
         -----------------------------              ----------------------------
Its:     Secretary & General Counsel      Its:  VP, General Counsel & Secretary
         -----------------------------           -------------------------------

DADE MICROSCAN INC.                        DADE FINANCE INC.


By:      /s/ Louise S. Pearson             By:       /s/ Louise S. Pearson
         -----------------------------              ----------------------------
Its:     Secretary & General Counsel       Its:     Secretary & General Counsel
         -----------------------------              ----------------------------

SYVA DIAGNOSTICS HOLDING CO.               SYVA COMPANY


By:      /s/ Louise S. Pearson             By:       /s/ Louise S. Pearson
         -----------------------------              ----------------------------
Its:     Secretary & General Counsel       Its:     Secretary & General Counsel
         -----------------------------              ----------------------------

CHIMERA RESEARCH AND CHEMICAL, INC.        SYVA CHILDCARE INC.



By:       /s/ Louise S. Pearson            By:       /s/ Louise S. Pearson
         -----------------------------              ----------------------------
Its:     Secretary & General Counsel       Its:     Secretary & General Counsel
         -----------------------------              ----------------------------



            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

HOLDER OF RELEVANT CLAIM:

Name of Holder:

                 HOECHST AG

By:      /s/ ILLEGIBLE /s/ ILLEGIBLE
         -----------------------------
Its:
         -----------------------------

Aggregate Principal Amount of Old Notes:    $39,650,000
                                             ----------
Aggregate Principal Amount of
 Existing Senior Debt:                      $
                                             ---------

Total Amount of Relevant Claim:             $39,650,000
                                             ----------
Number of Shares of Existing Common
 Stock (for Consenting  Holders of
Existing Common Stock only)                 25,857,700 - Common
                                             2,512,544 - Class L-B
                                             ---------

Percentage of Shares of Existing
Common Stock on fully diluted basis
 (for Consenting Holders of Existing
Common Stock only.)                           48.66%
                                             ---------

Address for Notices
[                                          ]

Hoecher AG
c/o General Counsel
67917 Strasbourg
Cedex 9
France

Theodore C. Jones
Baker Botts L.L.P.
1299 Pennsylvania Avenue N.W.
Washington, D.C. 20004-2400

HOLDER OF RELEVANT CLAIM:

Name of Holder:

           RANDOLPH STREET PARTNERS

By:      /s/ ILLEGIBLE
         -----------------------------
Its:     A General Partner
         -----------------------------

Aggregate Principal Amount of Old Notes:     $186,000
                                             ---------
Aggregate Principal Amount of
 Existing Senior Debt:                        $0.00
                                             ---------

Total Amount of Relevant Claim:              $186,000
                                             ---------
Number of Shares of Existing Common
 Stock (for Consenting  Holders of
Existing Common Stock only)                  133,423.22
                                             ----------

Percentage of Shares of Existing
Common Stock on fully diluted basis
 (for Consenting Holders of Existing
Common Stock only.)                           0.002%
                                             ---------

Address for Notices
[                                          ]

200 East Randolph Drive
Chichago IL 60603
Attention: Matthew Steinmetz

HOLDER OF RELEVANT CLAIM:

Name of Holder:

              BCIP ASSOCIATES

By:      Bain Capital Investors, LLC
         -----------------------------
Its:     Management Committee
         -----------------------------

By:      /s/ ILLEGIBLE
         -----------------------------

Name:    -----------------------------

Title:   Managing Director
         -----------------------------




Aggregate Principal Amount of Old Notes:     $1,951,000
                                             ----------
Aggregate Principal Amount of
 Existing Senior Debt:                      $
                                             ---------

Total Amount of Relevant Claim:              $1,951,000
                                             ----------
Number of Shares of Existing Common
 Stock (for Consenting  Holders of
Existing Common Stock only)
                                             ---------

Percentage of Shares of Existing
Common Stock on fully diluted basis
 (for Consenting Holders of Existing
Common Stock only.)
                                             ---------

Address for Notices
[                                          ]


c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199

with a copy to:

William F. McCarthy
Ropes & Gray
One International Place
Boston, MA 02110

HOLDER OF RELEVANT CLAIM:

Name of Holder:

          BCIP TRUST ASSOCIATES, L.P.

By:      Bain Capital Investors, LLC
         -----------------------------
Its:     Management Committee
         -----------------------------

By:      /s/ ILLEGIBLE
         -----------------------------

Name:    -----------------------------

Title:   Managing Director
         -----------------------------


Aggregate Principal Amount of Old Notes:    $       --
                                             ---------
Aggregate Principal Amount of
 Existing Senior Debt:                      $       --
                                             ---------

Total Amount of Relevant Claim:             $       --
                                             ---------
Number of Shares of Existing Common
 Stock (for Consenting  Holders of
Existing Common Stock only)
                                             ---------

Percentage of Shares of Existing
Common Stock on fully diluted basis
 (for Consenting Holders of Existing
Common Stock only.)
                                             ---------

Address for Notices
[                                          ]

c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199

with a copy to:

William F. McCarthy
Ropes & Gray
One International Place
Boston, MA 02110

HOLDER OF RELEVANT CLAIM:

Name of Holder:

          BAIN CAPITAL FUND IV, L.P.

By:      Bain Capital Partners IV, L.P.
         -----------------------------
Its:     General Partner
         -----------------------------

By:      Bain Capital Investors, LLC
         -----------------------------
Its:     Managing Partner
         -----------------------------

By:      /s/ ILLEGIBLE
         -----------------------------

Name:    -----------------------------

Its:     Managing Director
         -----------------------------

Aggregate Principal Amount of Old Notes:    $7,738,000
                                             ---------
Aggregate Principal Amount of
 Existing Senior Debt:                      $       --
                                             ---------

Total Amount of Relevant Claim:             $7,738,000
                                             ---------
Number of Shares of Existing Common
 Stock (for Consenting  Holders of
Existing Common Stock only)
                                             ---------

Percentage of Shares of Existing
Common Stock on fully diluted basis
 (for Consenting Holders of Existing
Common Stock only.)
                                             ---------

Address for Notices
[                                          ]

c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199

with a copy to:

William F. McCarthy
Ropes & Gray
One International Place
Boston, MA 02110

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:

BAIN CAPITAL FUND IV-B, L.P.

By: Bain Capital Partners IV, L.P.,
its general partner
By: Bain Capital Investors, LLC,
its general partner

By: /s/ [ILLEGIBLE]
   -----------------------------

Name:
Title: Managing Director

Aggregate Principal Amount of Old Notes:       $      8,861,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $      8,861,000

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing Common
Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices
c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199

With a copy to:

William P. McCarthy
Roper & Gray
One International Place
Boston, MA 02110

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:
GS-Dade, LLC

By: The Goldman Sachs Group, Inc., its managing member

By:   /s/ John E. Bowman
     ----------------------------------
Its:  John E. Bowman, Attorney-in-Fact
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $      9,269,000

Aggregate Principal Amount of
Existing Senior Debt:                          $_______________

Total Amount of Relevant Claim:                $_______________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

c/o Goldman, Sachs Capital Partners, L.P.
85 Broad Street
New York, NY 10004
Attn: John Bowman

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:
Stone Street Fund 1994, L.P.
By: Stone Street 1994, L.L.C., its general partner

By:   /s/ John E. Bowman
     -----------------------------
Its:  John E. Bowman, V.P.
     -----------------------------

Aggregate Principal Amount of Old Notes:       $___________

Aggregate Principal Amount of
Existing Senior Debt:                          $___________

Total Amount of Relevant Claim:                $___________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                      325,862.00

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                   0.56%

Address for Notices

C/O Goldman, Sachs Capital Partners, L.P.
85 Broad Street
New York, NY 10004
Attn: John Bowman

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:
Bridge Street Fund 1994, L.P.
By: Stone Street 1994, LLC, its general partner

By:   /s/ John E. Bowman
     -----------------------------
Its:  John E. Bowman, V.P.
     -----------------------------

Aggregate Principal Amount of Old Notes:       $___________

Aggregate Principal Amount of
Existing Senior Debt:                          $___________

Total Amount of Relevant Claim:                $___________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                      341,204.56

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                   0.59%

Address for Notices

C/o Goldman, Sachs Capital Partners, L.P.
85 Broad Street
New York, NY 10004
Attn: John Bowman

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:
GS Capital Partners, L.P.
By: GS Advisors, LLC, its general partner

By:   /s/ John E. Bowman
     -----------------------------
Its:  John E. Bowman, V.P.
     -----------------------------

Aggregate Principal Amount of Old Notes:       $____________

Aggregate Principal Amount of
Existing Senior Debt:                          $____________

Total Amount of Relevant Claim:                $____________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                     5,959,128.88

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                    10.22%

Address for Notices

85 Broad Street
New York, NY 10004
Attn: John Bowman

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: SILVER OAK CAPITAL, LLC

By:   /s/ [ILLEGIBLE]
     -----------------------------
Its:
     -----------------------------

Aggregate Principal Amount of Old Notes:       $  51,837,000.00

Aggregate Principal Amount of
Existing Senior Debt:                          $  48,994,020.22

Total Amount of Relevant Claim:                $ 100,831,020.22

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices
[                               ]


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:     AG CAPITAL FUNDING PARTNERS, L.P.
                BY: ANGELO, GORDON & CO., L.P.,
                    AS INVESTMENT ADVISOR


By:   /s/ [ILLEGIBLE]
     -----------------------------
Its:
     -----------------------------

Aggregate Principal Amount of Old Notes:       $  13,973,000.00

Aggregate Principal Amount of
Existing Senior Debt:                          $   9,046,888.37

Total Amount of Relevant Claim:                $  23,019,888.37

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices
[                               ]


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:
Wellington Management Company, LLP
as Investment Advisor on behalf of certain client accounts

By:  /s/ [ILLEGIBLE]
     ------------------------
Its: Vice President
     ------------------------

Aggregate Principal Amount of Old Notes:       $    1,810,000

Aggregate Principal Amount of
Existing Senior Debt:                          $            0

Total Amount of Relevant Claim:                $    1,810,000

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                 0

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                         0

Address for Notices

75 State Street
Boston, MA 02109

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:    Oaktree Capital Management, LLC
                   as agent and on behalf of certain
                   funds and accounts

By:  /s/ [ILLEGIBLE]     /s/ [ILLEGIBLE]
     -----------------------------------------
Its: Managing Director   Vice President, Legal
     -----------------------------------------

Aggregate Principal Amount of Old Notes:       $    6,510,000

Aggregate Principal Amount of
Existing Senior Debt:                          $            -

Total Amount of Relevant Claim:                $    6,510,000

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                 -

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                         -

Address for Notices

333 S. Grand Ave.
28th Floor
Los Angeles, CA 90071

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  SENECA CAPITAL LP

By:  /s/ [ILLEGIBLE]
     -----------------------------------
Its: DOUGLAS HIRSCH GENERAL PARTNER
     -----------------------------------

Aggregate Principal Amount of Old Notes:       $     25,015,000

Aggregate Principal Amount of
Existing Senior Debt:                          $  92,678,145.42

Total Amount of Relevant Claim:                $ 117,693,145.42

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

527 MADISON, 11TH FLOOR
NEW YORK, NY 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  PARA PARTNERS L.P.

By:  /s/ Ronald Ray
     ----------------------------------------------
Its: CFO - BOSPHORUS PARTNERS LLC (GENERAL PARTNER)
     ----------------------------------------------

Aggregate Principal Amount of Old Notes:       $      2,194,000

Aggregate Principal Amount of
Existing Senior Debt:                          $     12,140,900

Total Amount of Relevant Claim:                $     14,354,900

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

520 MADISON AVENUE
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  PARA INTERNATIONAL FUND LTD.

By:  /s/ Ronald Ray
     -------------------------------------------
Its: CFO - PARA ADVISORS INC. (ATTORNEY-IN-FACT)
     -------------------------------------------

Aggregate Principal Amount of Old Notes:       $      1,490,000

Aggregate Principal Amount of
Existing Senior Debt:                          $      7,923,000

Total Amount of Relevant Claim:                $      9,413,000

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

C/O PARA ADVISORS INC
520 MADISON AVENUE
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PARA INVESTORS L.P.

By:  /s/ Ronald Ray
     ----------------------------------------------
Its: CFO - BOSPHORUS PARTNERS LLC (GENERAL PARTNER)
     ----------------------------------------------

Aggregate Principal Amount of Old Notes:       $        582,000

Aggregate Principal Amount of
Existing Senior Debt:                          $      3,247,800

Total Amount of Relevant Claim:                $      3,829,800

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

520 MADISON AVE
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: ALPHA US SUB FUND V LLC.

By:  /s/ Ronald Ray
     ----------------------------------
Its: CFO - PARA ADVISORS INC (MANAGER)
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $         97,000

Aggregate Principal Amount of
Existing Senior Debt:                          $        651,400

Total Amount of Relevant Claim:                $        748,400

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

C/O PARA ADVISORS INC.
520 MADISON AVENUE
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: LXYOR MASTER FUND

By:  /s/ Ronald Ray
     ---------------------------------
Its: CFO - PARA ADVISORS INC (MANAGER)
     ---------------------------------

Aggregate Principal Amount of Old Notes:       $        139,000

Aggregate Principal Amount of
Existing Senior Debt:                          $              0

Total Amount of Relevant Claim:                $        139,000

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

C/O PARA ADVISORS INC
520 MADISON AVENUE
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  PARIBAS LIQUID HEDGE FUND

By:  /s/ Ronald Ray
     ----------------------------------
Its: CFO - PARA ADVISORS INC (MANAGER)
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $         51,000

Aggregate Principal Amount of
Existing Senior Debt:                          $              0

Total Amount of Relevant Claim                 $         51,000

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

C/O PARA ADVISORS INC
520 MADISON AVE.
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  HFR ED OPPORTUNITY MASTER TRUST

By:  /s/ Ronald Ray
     ----------------------------------
Its: CFO - PARA ADVISORS INC (MANAGER)
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $         47,000

Aggregate Principal Amount of
Existing Senior Debt:                          $              0

Total Amount of Relevant Claim:                $         47,000

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

C/O PARA ADVISORS INC
520 MADISON AVENUE
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  Bedford Falls Investor, L.P.

By:  /s/ [ILLEGIBLE]
     -----------------------------------------------------------------------
Its: President of Metropoliton Capital Advisors, Inc., the general partner of the general partner.
     -----------------------------------------------------------------------

Aggregate Principal Amount of Old Notes:       $        700,000

Aggregate Principal Amount of
Existing Senior Debt:                          $      5,145,834

Total Amount of Relevant Claim:                $      5,845,834

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

Bedford Falls Investors, L.P.
Attention:  Scott Cohen
660 Madison Avenue, 20th Floor
New York, NY 10021
Phone: 212-486-8100
Fax: 212-355-7480
E-Mail: scohen@metrocap.net

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  Metropoliton Capital Advisors International Limited

By:  /s/ [ILLEGIBLE]
     --------------------------------------------------------------
Its: President of the General Partner of the Investment Manager,
     Metropoliton Capital III, Inc.
     --------------------------------------------------------------

Aggregate Principal Amount of Old Notes:       $        925,000

Aggregate Principal Amount of
Existing Senior Debt:                          $_______________

Total Amount of Relevant Claim:                $        925,000

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

Metropoliton Capital Advisors International Limited
Attention: Scott Cohen
660 Madison Avenue, 20th Floor
New York, NY 10021
Phone: 212-486-8100
Fax: 212-355-7480
E-Mail: scohen@metrocap.net

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  York Capital

By:  /s/ [ILLEGIBLE]
     ----------------------------------
Its: Managing Director
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $     25,215,000

Aggregate Principal Amount of
Existing Senior Debt:                          $_______________

Total Amount of Relevant Claim:                $_______________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

York Capital Management
350 Park Ave 4th Fl.
New York, NY 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  P&S CAPITAL PARTNERS LLC
                 ON BEHALF OF GRACIE CAPITAL

By:  /s/ [ILLEGIBLE]
     ----------------------------------
Its: MANAGING MEMBER
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $     25,525,000

Aggregate Principal Amount of
Existing Senior Debt:                          $    [ILLEGIBLE]

Total Amount of Relevant Claim:                $    [ILLEGIBLE]

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

GRACIE CAPITAL
527 MADISON AVENUE
11TH FLOOR
NEW YORK, NY 10022

ATTN: GREG PEARSON
PHONE: (212) 319-8000
FAX: (212) 888-9576
E-MAIL: pearson@graciecap.com

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  PSAM Allegro Partners, LP

By:  /s/ Frank Argenziano
     ----------------------------------
Its: Frank Argenziano, CFO
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $        596,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  PSAM GPS Fund, Ltd.

By:  /s/ Frank Argenziano
     ----------------------------------
Its: Frank Argenziano, CFO
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $        364,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PSAM WorldArb Partners, L.P.

By:  /s/ Frank Argenziano
     ----------------------------
Its: Frank Argenziano, CFO
     ----------------------------

Aggregate Principal Amount of Old Notes:       $        814,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PSAM GPS Minneapolis

By:  /s/ Frank Argenziano
     ----------------------------
Its: Frank Argenziano, CFO
     ----------------------------

Aggregate Principal Amount of Old Notes:       $        180,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: One Wall Street Partners, LP

By:  /s/ Frank Argenziano
     ----------------------------
Its: Frank Argenziano, CFO
     ----------------------------

Aggregate Principal Amount of Old Notes:       $         35,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PSAM Panorama Fund, Ltd.

By:  /s/ Frank Argenziano
     ----------------------------
Its: Frank Argenziano, CFO
     ----------------------------

Aggregate Principal Amount of Old Notes:       $      3,048,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Rumpere Capital Trading Partners, Ltd.

By:  /s/ Frank Argenziano
     ----------------------------
Its: Frank Argenziano, CFO
     ----------------------------

Aggregate Principal Amount of Old Notes:       $        640,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Spartan Partners, LP

By:  /s/ Frank Argenziano
     ----------------------------
Its: Frank Argenziano, CFO
     ----------------------------

Aggregate Principal Amount of Old Notes:       $        960,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PSAM GPS Texas LLC

By:  /s/ Frank Argenziano
     ----------------------------
Its: Frank Argenziano, CFO
     ----------------------------

Aggregate Principal Amount of Old Notes:       $        126,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PSAM World Arb Fund Ltd.

By:  /s/ Frank Argenziano
     ----------------------------
Its: Frank Argenziano, CFO
     ----------------------------

Aggregate Principal Amount of Old Notes:       $      1,153,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: West Bay International Co.

By:  /s/ Frank Argenziano
     ----------------------
Its: Frank Argenziano, CFO
     ----------------------

Aggregate Principal Amount of Old Notes:       $        758,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: WSCI Limited Partnership

By:  /s/ Frank Argenziano
     ---------------------
Its: Frank Argenziano, CFO
     ---------------------

Aggregate Principal Amount of Old Notes:       $      1,326,000

Aggregate Principal Amount of
Existing Senior Debt:                          $             --

Total Amount of Relevant Claim:                $             --

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                  --

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                          --

Address for Notices

P. SCHOENFELD ASST. MGMT. LLC
1330 AVENUE OF THE AMERICAS
NEW YORK, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Scoggin Capital Management LP II
                By: [ILLEGIBLE]
                By: Scoggin Inc its: GP

By:  /s/ [ILLEGIBLE]
     ---------------
Its: [ILLEGIBLE] President
     ----------------------

Aggregate Principal Amount of Old Notes:       $     13,612,500

Aggregate Principal Amount of
Existing Senior Debt:                          $_______________

Total Amount of Relevant Claim                 $     13,612,500

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

660 Madison Avenue
20th Floor
New York  NY 10021
Attn: Renee Koevary
      Dev Chodry

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Scoggin International Fund Ltd.
                By: Scoggin LLC its: trading advisors

By:  /s/ [ILLEGIBLE]
     ----------------
Its: [ILLEGIBLE] Managing Member
     ---------------------------

Aggregate Principal Amount of Old Notes:       $     13,782,500

Aggregate Principal Amount of
Existing Senior Debt:                          $_______________

Total Amount of Relevant Claim:                $     13,782,500

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

660 Madison Avenue
20th Floor
New York  NY 10021
Attn: Renee Koevary
      Dev Chodry

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Deutsche Bank Trust Company Americas

By:  /s/ Clark G. Peterson  [ILLEGIBLE]
     ----------------------------------
Its: Clark G. Peterson  Vice President
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $_______________

Aggregate Principal Amount of
Existing Senior Debt:                          $ 110,172,382.55

Total Amount of Relevant Claim:                $ 110,172,382.55

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

Attn: Clark Peterson
Deutsche Bank
MS. NYC01-0715
31 West 52 Street
New York, NY
10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: AG CAPITAL FUNDING PARTNERS, LP.
                BY: ANGELO, GORDON & CO., LP.,
                    AS INVESTMENT ADVISOR

By:  /s/ [ILLEGIBLE]
     ---------------
Its:
     ---------------

Aggregate Principal Amount of Old Notes:       $ 13,973,000.00

Aggregate Principal Amount of
Existing Senior Debt:                          $  9,046,888.37

Total Amount of Relevant Claim:                $ 23,019,888.37

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
 Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices
[                          ]

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: ALPHA US SUB FUND V LLC
                PARA ADVISORS INC. (MANAGER)

By:  /s/ Ronald Ray
     --------------------------------
Its: CFO-PARA ADVISORS INC (MANAGER)
     --------------------------------

Aggregate Principal Amount of Old Notes:       $____________

Aggregate Principal Amount of
Existing Senior Debt:                          $  459,769.57

Total Amount of Relevant Claim:                $  459,769.57

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _____________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _____________

Address for Notices

C/o PARA ADVISORS INC
520 MADISON AVENUE
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: KZH CypressTree-I LLC

By:  /s/ Joyce Fraser-Bryant
     ---------------------------------------
Its: AUTHORIZED AGENT
     ---------------------------------------

Aggregate Principal Amount of Old Notes:       $            N/A

Aggregate Principal Amount of
Existing Senior Debt:                          $  11,100,955.04

Total Amount of Relevant Claim:                $  11,100,955.04

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                 N/A

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                         N/A

Address for Notices

KZH Cypress Tree-I LLC
c/o Virginia Conway
JPMorgan Chase Bank
140 East 45th St., 11th Floor
New York, NY 10017

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: KZH ING-2 LLC

By:  /s/ Joyce Fraser-Bryant
     -------------------------
Its: AUTHORIZED AGENT
     -------------------------

Aggregate Principal Amount of Old Notes:       $            N/A

Aggregate Principal Amount of
Existing Senior Debt:                          $   8,624,612.56

Total Amount of Relevant Claim:                $   8,624,612.56

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                 N/A

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                         N/A

Address for Notices

KZH ING-2 LLC
c/o Virginia Cooway
JPMorgan Chase Bank
140 East 45th St., 11th Floor
New York, NY 10017

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  NORTHWOODS CAPITAL LIMITED
                 BY: ANGELO, GORDON & CO., L.P.,
                     AS COLLATERAL MANAGER

By:  /s/ [ILLEGIBLE]
     --------------------------
Its:
     --------------------------

Aggregate Principal Amount of Old Notes:       $_______________

Aggregate Principal Amount of
Existing Senior Debt:                          $   3,538,281.??

Total Amount of Relevant Claim:                $_______________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices
[                                 ]

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: NORTHWOODS CAPITAL II, LIMITED
                BY: ANGELO, GORDON & CO., L.P.,
                    AS COLLATERAL MANAGER

By:  /s/ [ILLEGIBLE]
     --------------------------
Its:
     --------------------------

Aggregate Principal Amount of Old Notes:       $_______________

Aggregate Principal Amount of
Existing Senior Debt:                          $   2,394,626.[ILLEGIBLE]

Total Amount of Relevant Claim:                $_______________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices
[                                 ]

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: SILVER OAK CAPITAL, LLC.

By:  /s/ [ILLEGIBLE]
     --------------------------
Its:
     --------------------------

Aggregate Principal Amount of Old Notes:       $  51,837,000.00

Aggregate Principal Amount of
Existing Senior Debt:                          $  48,994,020.22

Total Amount of Relevant Claim:                $ 100,831,020.22

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices
[                                 ]

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: AVENUE SPECIAL SITUATIONS FUND II

By:  /s/ [ILLEGIBLE]
     --------------------------
Its:
     --------------------------

Aggregate Principal Amount of Old Notes:       $            --

Aggregate Principal Amount of
Existing Senior Debt:                          $ 35,394,710.72

Total Amount of Relevant Claim:                $ 35,394,710.72

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                 --

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                         --

Address for Notices
[                                 ]

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:

By:  /s/ [ILLEGIBLE]
     --------------------------
Its: Bear Stearns & Co. Inc.
     --------------------------

Aggregate Principal Amount of Old Notes:       $          --

Aggregate Principal Amount of
Existing Senior Debt:                          $  15,520,184 [ILLEGIBLE]

Total Amount of Relevant Claim:                $____________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                               --

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                       --

Address for Notices

383 MADISON AVE.
8th Floor,
NY, NY 10179

ATTN: [ILLEGIBLE]

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: BedFord Falls Investors, L.P.

By:  /s/ [ILLEGIBLE]
     --------------------------
Its: President, Metropoliton Capital Advisors, Inc., the general partner of the general partner.
     ----------------------------------------------------------------------

Aggregate Principal Amount of Old Notes:       $   700,000

Aggregate Principal Amount of
Existing Senior Debt:                          $ 5,145,834

Total Amount of Relevant Claim:                $ 5,845,834

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ___________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ___________

Address for Notices

BedFord Falls Investors, L.P.
Attention: Scott Cohen
660 Madison Avenue, 20th Floor
New York, NY 10021
Phone: 212-486-8100
Fax: 212-355-7480
E-Mail: scohen@metrocap.net

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Blue Ridge L.P.

By:  /s/ [ILLEGIBLE]
     --------------------------
Its: Managing Director
     --------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $ 29,687,977.41

Total Amount of Relevant Claim:                $______________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices
[                                 ]

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: BNP Paribas

By:  /s/ [ILLEGIBLE]
     ------------------------------------
Its: [ILLEGIBLE] MANAGING DIRECTOR
     ------------------------------------

Aggregate Principal Amount of Old Notes:       $_______________

Aggregate Principal Amount of
Existing Senior Debt:                          $      3,864,756

Total Amount of Relevant Claim:                $      3,864,756

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

787 7th Ave, 3rd Floor
NY, NY 10019
Attn: Paul [ILLEGIBLE]

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: DICKSTEIN & CO., L.P.
                By: Dickstein Partners, L.P.
                By: Dickstein Partners Inc.

By:  /s/ Edward Farr
     ------------------------------
Its: V.P. Vice President
     ------------------------------

By:  /s/ Edward Farr
     ------------------------------
     Name:  Edward Farr
           ----------------------------
     Title: Vice President
           ----------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $ 19,700,519.63

Total Amount of Relevant Claim:                $ 19,700,519.63

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing Common
Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

DICKSTEIN & CO., L.P.
[ILLEGIBLE] Madison Ave, 16th Floor
New York, NY 10021
Attn: Leigh Waxman
Tel: 212-754-4000
Fax: 212-754-5825

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: FERNWOOD ASSOCIATES L.P.

By:  /s/ DAVID B. [ILLEGIBLE]
     -------------------------------
Its: GENERAL PARTNER
     ------------------------------

Aggregate Principal Amount of Old Notes:       $             0

Aggregate Principal Amount of
Existing Senior Debt:                          $ 14,522,002.00

Total Amount of Relevant Claim:                $ 14,522,002.00

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

CREDIT CONTACT:
Jay P. Teevan
Intermarket Corporation
667 Madison Avenue
20th Floor
New York, NY 10021
(212) 593-1550(p)
(212) 832-4997(f)

ADMINISTRATIVE CONTACT:
Laura M. Zaki
Intermarket Corporation
667 Madison Avenue
20th Floor
New York, NY 10021
(212) 593-1550(p)
(212) 832-4997(f)

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:

By:  Goldman Sachs Credit Partners LP
     ----------------------------------
Its:
     ----------------------------------

Aggregate Principal Amount of Old Notes:       $           N/A

Aggregate Principal Amount of
Existing Senior Debt:                          $ 41,440,082.43

Total Amount of Relevant Claim:                $           N/A

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                N/A

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                        N/A

Address for Notices

Primary E mail: gsd.link@gs.com
c/o Goldman Sachs & Co.
85 Broad St. - 6th Floor
New York, New York 10004
Fax 212 428 1243
Attn: Philip Green

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: P&S CAPITAL PARTNERS LLC
     ON BEHALF OF GRACIE CAPITAL

By:  /s/ [ILLEGIBLE]
     -----------------------------
Its: MANAGING MEMBER
     -----------------------------

Aggregate Principal Amount of Old Notes:       $    25,525,000

Aggregate Principal Amount of
Existing Senior Debt:                          $ 31,762,507.26

Total Amount of Relevant Claim:                $ 57,287,507.26

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                 --

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                         --

Address for Notices

GRACIE CAPITAL
527 MADISON AVENUE
11TH FLOOR
NEW YORK, NY 10022

ATTN: GREG PEARSON
PHONE: (212) 319-8000
FAX: (212) 888-9576
E-MAIL: pearson@graciecap.com

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Halcyon Restructuring Fund, L.P.
            By: Halcyon Alan B. Slitka Management Co. LLC.
            Its MANAGING GENERAL PARTNER.

By:  /s/ James Pasquarelli
     --------------------------
Its: Chief Financial Officer
     --------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $ 77,089,957.53

Total Amount of Relevant Claim:                $ 77,089,957.53

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

BRUCE FALBAUM
JAMES SYKES
JIM PASQUARELLI
HALCYON PARTNERSHIPS
477 MADISON AVENUE
NEW YORK, NY 10022.

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM: HARVEST SENIOR INCOME PARTNERS
                      by: HARVEST INCOME ADVISORS, L.L.C., as
                          Investment Manager

Name of Holder:

By:  /s/ [ILLEGIBLE]
     --------------------------
Its:
     --------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $  1,484,450.89

Total Amount of Relevant Claim:                $  1,484,450.89

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

HARVEST MANAGEMENT LLC
600 MADISON AVENUE
11TH FLOOR
NYC, NY 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: ING Capital LLC
as agent for Middenbank Curacao, N.V.

By:  /s/ William Soto
     -----------------------------
Its: Vice President
     -----------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $  4,875,897.02

Total Amount of Relevant Claim:                $  4,875,897.02

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

1325 Avenue of Americas - 6th FL
New York, NY 10019

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: 02 Master Fund Ltd.
                By: 02 Management LLC
                    as Investment Manager

By:  /s/ [ILLEGIBLE]
     ----------------------
Its: Senior Managing Member
     ----------------------

Aggregate Principal Amount of Old Notes:       $              0

Aggregate Principal Amount of
Existing Senior Debt:                          $ 205,024,594.30*

Total Amount of Relevant Claim:                $ 205,024,594.30*

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                   0

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                           0

Address for Notices

c/o 02 Management, LLC
9 West 57th Street
39th Floor
New York, NY 10019

* Descrepency due to foreign exchange rate and other misc. items.

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: 02F Credit Opportunities Master Fund, Ltd.
                By: 02F Management, LP
                    as Investment Manager

By:  /s/ [ILLEGIBLE]
     -----------------------
Its: Senior Managing Members
     -----------------------

Aggregate Principal Amount of Old Notes:       $              0

Aggregate Principal Amount of
Existing Senior Debt:                          $  27,341,276.52*

Total Amount of Relevant Claim:                $  27,341,276.52*

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                   0

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                           0

Address for Notices

c/o 02F Management, LP
9 West 57th Street
39th Floor
New York, NY 10019

* Descrepency due to foreign exchange rate and other misc. items.

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: 02F Credit Opportunities Master Fund II, Ltd.
                By: 02F Management, LP
                    as Investment Manager

By:  /s/ [ILLEGIBLE]  /s/ [ILLEGIBLE]
     -----------------------
Its: Senior Managing Members
     -----------------------

Aggregate Principal Amount of Old Notes:       $              0

Aggregate Principal Amount of
Existing Senior Debt:                          $  38,502,881.48*

Total Amount of Relevant Claim:                $  38,502,881.48*

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                   0

Percentage of Shares of Existing
Common Stock on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                                           0

Address for Notices

c/o 02F Management, LP
9 West 57th Street
39th Floor
New York, NY 10019

* descrepency due to foreign exchange rate and other misc. items.

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PARA INTERNATIONAL FUND LTD.

By:  /s/ Ronald Ray
     ----------------------------------------
Its: CFO-PARA ADVISORS INC (ATTORNEY-IN-FACT)
     ----------------------------------------

Aggregate Principal Amount of Old Notes:       $_______________

Aggregate Principal Amount of
Existing Senior Debt:                          $   6,336,034.75 (BANK DEBT)

Total Amount of Relevant Claim:                $   6,336,034.75

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing Common Stock
on fully diluted basis (for
Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

c/o PARA ADVISORS INC
520 MADISON AVE.
8TH FLOOR
NEW YORK, N.Y. 10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PARA INVESTORS L.P.


By:  /s/ Ronald Ray
     -----------------------------
Its: CFO - BOSPHORUS PARTNERS LLC (GENERAL PARTNER)
     -----------------------------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $  1,843,495.39 (BANK DEBT)

Total Amount of Relevant Claim:                $  1,843,495.39

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

520 MADISON AVE
8TH FLOOR
NEW YORK, N.Y.10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: PARA PARTNERS L.P.


By:  /s/ Ronald Ray
     -----------------------------
Its: CFO - BOSPHORUS PARTNERS LLC (GENERAL PARTNER)
     -----------------------------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $  6,944,041.06 (BANK DEBT)

Total Amount of Relevant Claim:                $  6,944,041.06

Number of Shares of Existing Common
Stock (for Consenting Holders of Existing
Common Stock only)                             _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

520 MADISON AVENUE
8TH FLOOR
NEW YORK, N.Y.10022

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  Scoggin Capital Management LP II
                 By: [ILLEGIBLE]
                 By: Scoggin Inc. Its: [ILLEGIBLE]

By:  /s/ [ILLEGIBLE]
     ---------------------------------
Its: [ILLEGIBLE] President
     ---------------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $ 27,268,001.38

Total Amount of Relevant Claim:                $______________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

660 Madison Avenue
20th Floor
New York NY 10021
Attn: Renee Koevary
      Dev Chodry

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder:  Scoggin International Fund Ltd.
                 By: Scoggin LLC its: trading advisors

By:  /s/ [ILLEGIBLE]
     ----------------------------
Its: [ILLEGIBLE] Managing Member
     ----------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $ 27,268,001.36

Total Amount of Relevant Claim:                $______________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

660 Madison Avenue
20th Floor
New York NY 10021
Attn: Renee Koevary
      Dev Chodry

            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: SENECA CAPITAL LP

By:  /s/ [ILLEGIBLE]
     ----------------------------
Its: [ILLEGIBLE] GENERAL PARTNER
     ----------------------------

Aggregate Principal Amount of Old Notes:       $     25,015,000

Aggregate Principal Amount of
Existing Senior Debt:                          $  92,678,145.42

Total Amount of Relevant Claim:                $ 117,693,145.42

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ________________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ________________

Address for Notices

527 MADISON, 11TH FLOOR
NEW YORK, NY 10022


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM: Stein Roe Floating Rate Limited Liability Company

Name of Holder: [ILLEGIBLE]

By:  /s/ [ILLEGIBLE]
     ------------------------------------------
Its: Senior Vice President
     ------------------------------------------

Aggregate Principal Amount of Old Notes:       $            0

Aggregate Principal Amount of
Existing Senior Debt:                          $ 5,867,345.86

Total Amount of Relevant Claim:                $ 5,867,345.86

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                 0

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                         0

Address for Notices
[                                   ]


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM: Liberty - Stein Roe Advisor Floating Rate
                          Advantage Fund
                          by Stein Roe & Farnharn Incorporated, as Advisor

Name of Holder:

By:  /s/ James [ILLEGIBLE] Fellows
     --------------------------------------
Its: James [ILLEGIBLE] Fellows
     Sr. Vice President & Portfolio Manager
     --------------------------------------

Aggregate Principal Amount of Old Notes:       $            0

Aggregate Principal Amount of
Existing Senior Debt:                          $ 3,894,280.81

Total Amount of Relevant Claim:                $ 3,894,280.81

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                 0

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                         0

Address for Notices
[                                   ]


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Tenso? Endowment Limited

By:  /s/ [ILLEGIBLE]
     ----------------------------
Its: Treasurer
     ----------------------------

Aggregate Principal Amount of Old Notes:       $ ____________

Aggregate Principal Amount of
Existing Senior Debt:                          $ 2,932,476.24

Total Amount of Relevant Claim:                $ 2,932,476.24

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    ______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            ______________

Address for Notices

M. Safra & Co
Attn: Bill Bokos
590 Madison Avenue
27th Floor
New York, NY 10022


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: VAN KAMPEN
                PRIME RATE INCOME TRUST
                By: Van Kampen Investment Advisory Corp.

By:  /s/ BRIAN BUSCHER
     ----------------------------
Its:      MANAGER
     ----------------------------

Aggregate Principal Amount of Old Notes:       $           N/A

Aggregate Principal Amount of
Existing Senior Debt:                          $ 17,449,001.94

Total Amount of Relevant Claim:                $ 17,449,001.94

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                N/A

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                        N/A

Address for Notices
[See Attached]


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: VAN KAMPEN
                SENIOR FLOATING RATE FUND
                By: Van Kampen Investment Advisory Corp.

By:  /s/ BRIAN BUSCHER
     ----------------------------
Its: MANAGER
     ----------------------------

Aggregate Principal Amount of Old Notes:       $          N/A

Aggregate Principal Amount of
Existing Senior Debt:                          $ 3,158,118.04

Total Amount of Relevant Claim:                $ 3,158,118.04

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                               N/A

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                       N/A

Address for Notices

[See Attached]


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: VAN KAMPEN SENIOR INCOME TRUST
                By: Van Kampen Investment Advisory Corp.

By:  /s/ BRIAN BUSCHER
     ----------------------------
Its: MANAGER
     ----------------------------

Aggregate Principal Amount of Old Notes:       $           N/A

Aggregate Principal Amount of
Existing Senior Debt:                          $ 11,295,336.23

Total Amount of Relevant Claim:                $ 11,295,336.23

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                                N/A

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                                        N/A

Address for Notices
[See Attached]


            SIGNATURE PAGES TO LOCK UP, VOTING AND CONSENT AGREEMENT

                                                                 EXECUTION DRAFT
                                               SETTLEMENT COMMUNICATION GOVERNED
                                                 BY FEDERAL RULE OF EVIDENCE 408

HOLDER OF RELEVANT CLAIM:

Name of Holder: Alan H. Cohen

By:  /s/ [ILLEGIBLE]
     ----------------------------
Its: Managing Director
     ----------------------------

Aggregate Principal Amount of Old Notes:       $______________

Aggregate Principal Amount of
Existing Senior Debt:                          $ 51,889,441.28

Total Amount of Relevant Claim:                $______________

Number of Shares of Existing Common
Stock (for Consenting Holders of
Existing Common Stock only)                    _______________

Percentage of Shares of Existing
Common Stock on fully diluted basis
(for Consenting Holders of Existing
Common Stock only.)                            _______________

Address for Notices

York Capital Management
350 Park Ave 4th Floor
New York, NY 10022

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